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                                  EXHIBIT 99.2

                           CERTIFICIATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

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In connection with the Quarterly Report of USA Truck, Inc. (the "Company") on
Form 10-Q for the quarterly period ended March 31, 2003 (the "Report"), I, Clifton R. Beckham, Vice President - Finance, Chief Financial Officer and Secretary of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: April 18, 2003


                                         /s/  CLIFTON R. BECKHAM
                                     -----------------------------------
                                     Clifton R. Beckham
                                     Vice President - Finance, Chief Financial
                                     Officer and Secretary


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.